UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

Filed by the Registrant  ☒    Filed by a Party other than the Registrant  ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to §240.14a-12

LEE ENTERPRISES, INCORPORATED

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

☒	No fee required.

☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1)	Title of each class of securities to which transaction applies:

2)	Aggregate number of securities to which transaction applies:

3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth amount on which the filing fee is calculated and state how it was determined):

4)	Proposed maximum aggregate value of transaction:

5)	Total fee paid:

☐	Fee paid previously with preliminary materials.

☐	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1)	Amount Previously Paid:

2)	Form, Schedule or Registration Statement No.:

3)	Filing Party:

4)	Date Filed:

SEC 1913 (02-02)	Persons who are to respond to the collection of information contained in this form are not required to respond unless the form displays a currently valid OMB control number.

Shareowner ServicesSM P.O. Box 64945 St. Paul, MN 55164-0945	COMPANY #

LEE ENTERPRISES, INCORPORATED

ANNUAL MEETING OF STOCKHOLDERS
February 17, 2010
9:00 a.m. CT

Lee Enterprises Corporate Offices
Fourth Floor
201 N. Harrison St.
Davenport, IA 52801

Directions to the Lee Enterprises, Incorporated
Annual Meeting are available in the proxy statement
which can be viewed at www.ematerials.com/lee.

Important Notice Regarding the Availability of Proxy Materials for the

Stockholder Meeting to be Held on February 17, 2010.

Notice is hereby given that the Annual Meeting of Stockholders of Lee Enterprises, Incorporated will be held at 201 N. Harrison St., Fourth Floor on February 17, 2010 at 9:00 a.m. CT.

Under Securities and Exchange Commission rules, you are receiving this notice that the proxy materials for the Annual Meeting are available on the Internet. Instructions on how to attend the Lee Enterprises, Incorporated 2010 Annual Meeting are available in the proxy statement which can be viewed at www.ematerials.com/lee.

This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting. Your vote is important.

The Proxy Statement and 2009 Annual Report on Form 10-K, as filed with the Securities and Exchange Commission, are available at www.ematerials.com/lee

If you want to receive a paper or e-mail copy of these documents, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed on the reverse side of this notice on or before February 5, 2010 to facilitate timely delivery.

Only stockholders who owned stock at the close of business on the record date, December 28, 2009, may vote at the Annual Meeting or any adjournment or postponement of the Annual Meeting that may take place. You may choose to attend the Annual Meeting and vote in person at the meeting. You will be given a ballot when you arrive.

Matters intended to be acted upon at the meeting are listed below.

The Board of Directors recommends that you vote FOR the following proposals:

1.	To elect three Directors for terms of three years

01 Mary E. Junck                         02 Andrew E. Newman                         03 Gordon D. Prichett

2.	To ratify the selection of KPMG LLP as the Company’s independent registered public accounting firm

3.	To consider and act upon a proposal to amend and restate the 1996 Stock Plan for Non-Employee Directors (as amended and restated in 2003)

4.	To consider and act upon a proposal to amend and restate the 1990 Long-Term Incentive Plan (as amended effective January 10, 2008)

5.	To transact such other business as may properly come before the meeting or any adjournment thererof

You may immediately vote your proxy on the Internet at:

www.eproxy.com/lee

• Use the Internet to vote your proxy 24 hours a day, 7 days a week, until 12:00 p.m. (CT) on February 16, 2010.
• Please have this Notice and the last four digits of your Social Security Number or Tax Identification Number available. Follow the instructions to vote your proxy.
Your Internet vote authorizes the Named Proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

Vote By Mail: You can vote by mail by calling in to request a paper copy of the materials, which will include a voting instruction form.

V121409

To request paper copies of the proxy materials, which include the proxy card,

proxy statement and Annual Report on Form 10-K, please contact us via:

Internet – Access the Internet and go to www.ematerials.com/lee. Follow the instructions to log in, and order copies.

Telephone – Call us free of charge at 866-697-9377 in the U.S. or Canada, using a touch-tone phone, and follow the instructions to log in and order copies.

Email – Send us an email at ep@ematerials.com with “Lee Materials Request” in the subject line. The email must include:

•   The 3-digit company # and the 11-digit control # located in the box in the upper right hand corner on the front of this notice.

•   Your preference to receive printed materials via mail -or- to receive an email with links to the electronic materials.

•   If you choose email delivery you must include the email address.

•   If you would like this election to apply to delivery of material for all future meetings, write the word “Permanent” and include the last 4 digits of your Tax ID number in the email.